FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
        FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND, A SERIES OF
                           FIRST INVESTORS SERIES FUND
                       SUPPLEMENT DATED FEBRUARY 19, 1999
           TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998


The following paragraph replaces the existing section entitled "Purchase of Shares" on pages 25-26:

        PURCHASE OF SHARES. When you open a Fund account, you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, Class A shares will automatically be purchased for you. See the Shareholder Manual for more information on the purchase and sale of Fund shares.

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